B 25C (Official Form 25C) (12/08)

UNITED STATES BANKRUPTCY COURT

Eastern District of New York

In re PROFILE TECHNOLOGIES, INC ,
Debtor

Case No. 8-11-73269

Small Business Case under Chapter 11

Amended

SMALL BUSINESS MONTHLY OPERATING REPORT

Month: JULY 1-31, 2011

Date filed: 09/26/2011

Line of Business: PIPE INSPECTION SERVICES

NAISC Code: 213112

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING SMALL BUSINESS MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

RESPONSIBLE PARTY:

Richard L. Palmer
Original Signature of Responsible Party

Richard L. Palmer
Printed Name of Responsible Party

Questionnaire: *(All questions to be answered on behalf of the debtor.)*	Yes	No
1. IS THE BUSINESS STILL OPERATING?	☑	☐
2. HAVE YOU PAID ALL YOUR BILLS ON TIME THIS MONTH?	☑	☐
3. DID YOU PAY YOUR EMPLOYEES ON TIME?	☑	☐
4. HAVE YOU DEPOSITED ALL THE RECEIPTS FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☑	☐
5. HAVE YOU FILED ALL OF YOUR TAX RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH	☑	☐
6. HAVE YOU TIMELY FILED ALL OTHER REQUIRED GOVERNMENT FILINGS?	☑	☐
7. HAVE YOU PAID ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☑	☐
8. DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☑	☐
9. ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE U.S. TRUSTEE?	☑	☐
10. HAVE YOU PAID ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☑
11. DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH? See Exhibit D1	☑	☐
12. HAS THE BUSINESS SOLD ANY GOODS OR PROVIDED SERVICES OR TRANSFERRED ANY ASSETS TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☑
13. DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☑

B 25C (Official Form 25C) (12/08)

14. HAVE YOU SOLD ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☑
15. DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☑
16. HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☐	☑
17. HAS ANYONE MADE AN INVESTMENT IN YOUR BUSINESS THIS MONTH?	☐	☑
18. HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☑

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?	☐	☑

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL INCOME $ 636.28

SUMMARY OF CASH ON HAND

Cash on Hand at Start of Month	$ 23,073.57
Cash on Hand at End of Month	$ 5,839.14
PLEASE PROVIDE THE TOTAL AMOUNT OF CASH CURRENTLY AVAILABLE TO YOU **TOTAL**	$ 5,839.14

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL EXPENSES $ 17,870.71

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH *(TOTAL FROM EXHIBIT B)*	$ 636.28
EXPENSES FOR THE MONTH *(TOTAL FROM EXHIBIT C)*	$ 17,870.71
(Subtract Line C from Line B) **CASH PROFIT FOR THE MONTH**	$ -17,234.43

B 25C (Official Form 25C) (12/08)

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)*

TOTAL PAYABLES $ 0.00

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE. *(THE U.S. TRUSTEE MAY WAIVE THIS REQUIREMENT.)* SEE EXHIBIT E1 FOR ALL BILLINGS TO DATE

TOTAL RECEIVABLES $ 12,250.00

(Exhibit E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT OR HAD DURING THE PERIOD COVERED BY THIS REPORT.

(Exhibit F)

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED? 1

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT? 1

PROFESSIONAL FEES

BANKRUPTCY RELATED:

PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? SEE Exhibit G for billed fees $ 0.00

NON-BANKRUPTCY RELATED:

PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID DURING THIS REPORTING PERIOD? $ 0.00

TOTAL PROFESSIONAL FEES NOT RELATING TO THE BANKRUPTCY CASE PAID SINCE THE FILING OF THE CASE? $ 0.00

PROJECTIONS

COMPARE YOUR ACTUAL INCOME AND EXPENSES TO THE PROJECTIONS FOR THE FIRST 180 DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

	Projected	Actual	Difference
INCOME	$ 150,000.00	$ 5,407.22	$ 144,592.78
EXPENSES	$ 128,125.00	$ 49,685.55	$ 75,439.45
CASH PROFIT	$ 21,875.00	$ -44,278.33	$ -66,153.33

TOTAL PROJECTED INCOME FOR THE NEXT MONTH:	$ 30,000.00
TOTAL PROJECTED EXPENSES FOR THE NEXT MONTH:	$ 25,625.00
TOTAL PROJECTED CASH PROFIT FOR THE NEXT MONTH:	$ 4,375.00

ADDITIONAL INFORMATION

PLEASE ATTACH ALL FINANCIAL REPORTS INCLUDING AN INCOME STATEMENT AND BALANCE SHEET WHICH YOU PREPARE INTERNALLY.

Profile Technologies Inc - Debtor In Possession
DETAIL OF INCOME FOR MONTH
July 2011

Type	Date	Name	Memo	Account	Credit
EXPENSE REIMBURSEMENT					
Deposit	7/31/2011	BLUE CROSS	Deposit	EXPENSE REIMBU...	636.28
Total EXPENSE REIMBURSEMENT					636.28
TOTAL					636.28

EXHIBIT B

Profile Technologies Inc - Debtor In Possession
DETAIL OF EXPENSES PAID THIS MONTH
July 2011

	Date	Num	Name	Memo	Account	Debit
Jul 11						
	7/31/2011	ed	SOUTHWEST AIRL...		TRAVEL	726.30
	7/31/2011	ED	FUEL		AUTO	72.74
	7/31/2011	ED	ELECTRO RENT C...		EQUIPMENT RENT...	388.41
	7/31/2011	ED	FED EX		FREIGHT	1,183.01
	7/31/2011	ED	HOTEL.COM		TRAVEL	344.31
	7/31/2011	1022	AFCO INS		INSURANCE	2,697.42
	7/31/2011	1033	MATT BRACKEN	HEALTH INS	INSURANCE	344.02
	7/31/2011	ED	MEALS		MEALS	19.97
	7/31/2011	1023	SCHACHT		PATENT MAINTEN...	3,500.00
	7/31/2011	1032	U S TRUSTEE	TRUSTEE F...	LEGAL & PROFES...	650.00
	7/31/2011	1035	SCHACHT		PATENT MAINTEN...	150.00
	7/31/2011	ED	CAR RENTAL		TRAVEL	1,080.94
	7/31/2011	1028	INFOCARE INC		OFFICE	45.74
	7/31/2011	1024	CABLEVISION		TELEPHONE	209.53
	7/31/2011	1029	QWEST		TELEPHONE	160.00
	7/31/2011	1030	VERIZON		TELEPHONE	45.27
	7/31/2011	1031	CABLEVISION		TELEPHONE	84.90
	7/31/2011	1025	PNM		UTILITIES	99.30
	7/31/2011	1027	NEW MEXICO GAS		UTILITIES	37.20
	7/31/2011	1026	MATT BRACKEN		WAGES	1,983.38
	7/31/2011	1034	MATT BRACKEN		WAGES	1,983.38
	7/31/2011	4	PAYCHEX		OFFICE	258.04
	7/31/2011	12			PAYROLL TAXES	401.64
	7/31/2011	12			WAGES	1,283.24
Jul 11						17,748.74

EXHIBIT C

Pending the court's approval of Debtor's application for Debtor-In-Possession financing, there are disbursements that did not flow through the bank accounts. In order to obtain Fed Ex service it was necessary to give Fed Ex a credit card. It was necessary to use Richard Palmer's credit card. Palmer does not currently seek reimbursement for these expenses and they were made as a courtesy to the corporation so it could meet pending job orders and services. Palmer's credit card has been removed from the fed Ex account. The disbursements on a credit card are as follows:

7-7-2011 Fed Ex	56.97
7-15-2011 Fed Ex	30.60
7-20-2011 Fed Ex	15.28
	$102.85

Exhibit D1

Profile has an outstanding invoice to Michels Corporation for work done in June and invoiced in July in the amount of $12,250 and which is due 8/27/2011.

Profile has an outstanding invoice to Pacific Gas and Electric for work done in July which was invoiced in August in the amount of $$40,850 and which is due 9/10/2011

E1

Profile Technologies, Inc. DIP

3419 60th Street
Lubbock, TX 79413

Invoice

Date	Invoice #
8/10/2011	0103

Bill To
PG&E Attn: Accounts Payable P. O. Box 7760 San Francisco, CA 94120-7760

P.O. No.	Terms	Project
2500470046	2% 10 Net 30	

Quantity	Description	Rate	Amount
1	Mobilization/Demobilization	2,830.00	2,830.00
12	Permanent Connector Kits	975.00	11,700.00
5	EMW-C Inspection Days	4,750.00	23,750.00
5	Per Diem for Crew	515.00	2,575.00

FINAL INVOICE
Thank you for your business

Total $40,855.00

Profile Technologies, Inc. DIP

3419 60th Street
Lubbock, TX 79413

Invoice

Date	Invoice #
7/27/2011	0100

Bill To
Michels P. O. Box 128 Brownsville, WI 53006

P.O. No.	Terms	Project
	Due on receipt	

Quantity	Description	Rate	Amount
1	Mobilization/Demobilization	2,620.00	2,620.00
4	Permanent Connector Kits	975.00	3,900.00
1	MW-C Inspection Days	4,750.00	4,750.00
2	Crew Per Diem	420.00	840.00
	Shipping Charges	140.00	140.00
	Re: Northern Natural Gas Co.		

REVISED statement replacing statement dated 6/27/2011 - Thank you.

Total $12,250.00

Fees billed by Court Authorized Professionals

Randall S D Jacobs, PLLC July 1 – 31, 2011	
Bill for legal services rendered and expenses advanced.	**$22,521.80**
Reed Smith, LLP May 9, 2011 through July 31, 2011	
Bill for legal services rendered	**$19,094.50**

Exhibit G

8:57 PM

08/01/11

Profile Technologies, Inc. DIP
Reconciliation Detail
TD Bank -DIP Operating, Period Ending 07/31/2011

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						29,050.40
Cleared Transactions						
Checks and Payments - 40 items						
Check	6/28/2011	1021	Teague Properties	X	-2,988.38	-2,988.38
Check	6/28/2011	1018	Matt Bracken	X	-1,983.36	-4,971.74
Check	6/28/2011	1020	Long Island Propert...	X	-1,028.50	-6,000.24
Check	7/1/2011	1023	Schacht	X	-3,500.00	-9,500.24
Check	7/1/2011	1022	AFCO Insurance	X	-2,697.42	-12,197.66
Check	7/1/2011	E-Debit	Southwest Airlines	X	-303.90	-12,501.56
Check	7/1/2011	E-Debit	Southwest Airlines	X	-207.40	-12,708.96
Check	7/1/2011	E-Debit	Hotels.com	X	-139.30	-12,848.26
Check	7/1/2011	E-Debit	Hotels.com	X	-139.30	-12,987.56
Check	7/1/2011	E-Debit	Hotels.com	X	-123.16	-13,110.72
Check	7/1/2011	E-Debit	Southwest Airlines	X	-10.00	-13,120.72
Check	7/7/2011	1024	Cablevision	X	-209.53	-13,330.25
Check	7/7/2011	1025	PNM	X	-99.30	-13,429.55
Transfer	7/11/2011		TAX	X	-900.00	-14,329.55
Check	7/13/2011	1029	Matt Bracken	X	-1,983.38	-16,312.93
Transfer	7/14/2011		TAX	X	-500.00	-16,812.93
Check	7/14/2011	E-Debit	FedEx	X	-201.98	-17,014.91
Check	7/14/2011	E-Debit	FedEx	X	-188.17	-17,203.08
Check	7/14/2011	E-Debit	FedEx	X	-146.50	-17,349.58
Check	7/14/2011	E-Debit	FedEx	X	-114.58	-17,464.16
Check	7/14/2011	1028	Infocare, Inc.	X	-45.74	-17,509.90
Check	7/14/2011	1027	New Mexico Gas C...	X	-37.20	-17,547.10
Check	7/18/2011	E-Debit	Southwest Airlines	X	-205.00	-17,752.10
Check	7/18/2011	E-Debit	Reno Windustrial Co.	X	-121.97	-17,874.07
Check	7/18/2011	E-Debit	Hotels.com	X	-81.85	-17,955.92
Check	7/18/2011	E-Debit	Union 76	X	-47.94	-18,003.86
Check	7/18/2011	E-Debit	FedEx	X	-28.00	-18,031.86
Check	7/18/2011	E-Debit	Chevron	X	-24.80	-18,056.66
Check	7/18/2011	E-Debit	Subway	X	-10.78	-18,067.44
Check	7/18/2011	E-Debit	Panda Express	X	-9.19	-18,076.63
Check	7/19/2011	1032	U. S. Trustee	X	-650.00	-18,726.63
Check	7/18/2011	1031	Cablevision	X	-84.90	-18,811.53
Check	7/19/2011	1030	Verizon	X	-45.27	-18,856.80
Check	7/20/2011	E-Debit	Dollar Rent-A-Car	X	-1,080.94	-19,937.74
Check	7/25/2011	E-Debit	FedEx	X	-153.40	-20,091.14
Check	7/25/2011	E-Debit	FedEx	X	-151.73	-20,242.87
Check	7/25/2011	E-Debit	FedEx	X	-110.07	-20,352.94
Check	7/25/2011	E-Debit	FedEx	X	-88.58	-20,441.52
Transfer	7/27/2011	TAX		X	-842.44	-21,283.96
Check	7/27/2011	E-Debit	Electro Rent Corpor...	X	-388.41	-21,672.37
Total Checks and Payments					-21,672.37	-21,672.37
Deposits and Credits - 2 items						
Deposit	7/1/2011			X	636.28	636.28
Deposit	7/7/2011			X	139.30	775.58
Total Deposits and Credits					775.58	775.58
Total Cleared Transactions					-20,896.79	-20,896.79
Cleared Balance					-20,896.79	8,153.61
Uncleared Transactions						
Checks and Payments - 4 items						
Check	7/19/2011	1029	Qwest		-160.00	-160.00
Check	7/22/2011	1033	Matt Bracken		-344.02	-504.02
Check	7/30/2011	1034	Matthew Bracken		-1,983.38	-2,487.40
Check	7/30/2011	1035	Schacht		-150.00	-2,637.40
Total Checks and Payments					-2,637.40	-2,637.40
Total Uncleared Transactions					-2,637.40	-2,637.40
Register Balance as of 07/31/2011					-23,534.19	5,516.21
Ending Balance					-23,534.19	5,516.21

Profile Technologies, Inc. DIP
Reconciliation Summary
TD Bank -DIP Operating, Period Ending 07/31/2011

		Jul 31, 11
Beginning Balance		29,050.40
Cleared Transactions		
Checks and Payments - 40 items	-21,672.37	
Deposits and Credits - 2 items	775.58	
Total Cleared Transactions	-20,896.79	
Cleared Balance		8,153.61
Uncleared Transactions		
Checks and Payments - 4 items	-2,637.40	
Total Uncleared Transactions	-2,637.40	
Register Balance as of 07/31/2011		5,516.21
Ending Balance		5,516.21

PROFILE TECHNOLOGIES, INC
DEBTOR IN POSSESSION

ACCOUNTANTS' COMPILATION REPORT
ON FINANCIAL STATEMENTS
CASH BASIS

FOR THE MONTH ENDED
ENDED JULY 31, 2011

Robinson
Burdette
Martin &
Seright, L.L.P.

A professional services firm of certified public accountants

Robinson
Burdette
Martin &
Seright, L.L.P.

a professional services firm of certified public accountants

9816 Slide Rd., Suite 301
Lubbock, TX 79424-5781
telephone (806) 744-3333
fax (806) 747-2106
www.rbmsllp.com

Partners:
Rick A. Martin, CPA
John Seright, MSA, CPA/ABV, CVA, CFFA
Carolyn Robinson-Stephenson, CPA
Norman Allen, CPA
Woody Boyd, MSA, CPA/ABV, CVA
Brent Redford, CPA

INDEPENDENT ACCOUNTANTS' COMPILATION REPORT

Stockholders
Profile Technologies, Inc
Debtor in Possession

We have compiled the accompanying statement of assets, liabilities, and equity-cash tax basis of Profile Technologies, Inc Debtor in Possession for month ended July 31, 2011, and the related statement of revenues and expenses-cash basis for the period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. The financial statements have been prepared on the cash basis of accounting, which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures ordinarily included in financial statements prepared on the cash basis of accounting. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.

Robinson Burdette Martin & Seright, L.L.P.

September 26, 2011
Lubbock, Texas

Profile Technologies Inc - Debtor In Possession
Statement of Assets and Liabilities-Cash Basis
As of July 31, 2011

	Jul 31, 11
ASSETS	
Current Assets	
Checking/Savings	
TD BANK	5,516.21
TAX ACCOUNT	322.93
Total Checking/Savings	5,839.14
Other Current Assets	
ACCT RECEVIABLE SHAREHOLDER	25,000.00
INVENTORY PARTS	10,000.00
Total Other Current Assets	35,000.00
Total Current Assets	40,839.14
Fixed Assets	
FURNITURE & FIXTURES	300.00
Total Fixed Assets	300.00
TOTAL ASSETS	41,139.14
LIABILITIES & EQUITY	
Liabilities	
Current Liabilities	
Other Current Liabilities	
1 - CREDITORS-UNSECURED -PRIORITY	628,150.24
2 - CREDITORS-UNSECURED NONPRIORITY	832,405.67
Total Other Current Liabilities	1,460,555.91
Total Current Liabilities	1,460,555.91
Total Liabilities	1,460,555.91
Equity	
Retained Earnings	-1,375,138.44
Net Income	-44,278.33
Total Equity	-1,419,416.77
TOTAL LIABILITIES & EQUITY	41,139.14

SEE ACCOUNTANTS' REPORT

Profile Technologies Inc - Debtor In Possession
Statement of Revenues and Expenses- Modified Cash Basis
July 2011

	Jul 11
Income	
EXPENSE REIMBURSEMENT	636.28
Total Income	636.28
Cost of Goods Sold	
COST OF GOODS SOLD	121.97
Total COGS	121.97
Gross Profit	514.31
Expense	
PATENT MAINTENANCE	3,650.00
UTILITIES	136.50
TELEPHONE	499.70
OFFICE	303.78
FREIGHT	1,183.01
AUTO	72.74
EQUIPMENT RENTAL	388.41
INSURANCE	3,041.44
LEGAL & PROFESSIONAL	650.00
MEALS	19.97
PAYROLL TAXES	401.64
TRAVEL	2,151.55
WAGES	5,250.00
Total Expense	17,748.74
Net Income	-17,234.43